ROADRUNNER TRANSPORTATION SYSTEMS, INC. RESTRICTED STOCK UNIT AGREEMENT 1. Award of Restricted Stock Units. Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Company”), hereby grants, as of _____________, _____ (“Date of Grant”), to ________________ (the “Recipient”) ______________ Restricted Stock Units (the “RSUs”) corresponding to the same number of shares of the Company’s common stock, $0.01 par value per share (the “Shares”). This Restricted Stock Unit Award is made subject to the terms, provisions and restrictions as set forth in this Restricted Stock Unit Agreement (the “Agreement”) and the Company’s 2018 Incentive Compensation Plan (as amended from time to time, the “Plan”), which is incorporated herein for all purposes. As a condition to entering into this Agreement, and as a condition to the grant of this Restricted Stock Unit Award and the issuance of any Shares (or any other securities of the Company) pursuant hereto, the Recipient agrees to be bound by all of the terms and conditions herein and in the Plan. 2. Definitions. All capitalized terms used herein but not expressly defined shall have the meaning ascribed to them in the Plan. 3. Vesting. (a) General Vesting. Except as otherwise provided in Section 3(b) hereof, the RSUs shall vest and become “Vested RSUs” in the following amounts, at the following times and upon the following conditions, provided that the Continuous Service of the Recipient continues through and on the applicable Vesting Date: Percentage of RSUs Vesting Date _______________% ________________ There shall be no proportionate or partial vesting of RSUs in or during the months, days or periods prior to each Vesting Date, and except as otherwise provided in Section 3(b) hereof, all vesting of RSUs shall occur only on the appropriate Vesting Date. (b) Acceleration Events. (i) Change in Control. In the event of a Change in Control (as defined below) occurring during the Continuous Service of the Recipient, all RSUs that are not Vested RSUs subject to this Agreement shall immediately vest and become Vested RSUs as of the date of the Change in Control. (ii) Death or Disability. In the event that the Recipient’s Continuous Service is terminated either on account of the Recipient’s death or Disability, that percentage of the RSUs subject to this Agreement that would have vested in the calendar year of the termination of the Recipient’s Continuous Service but for such termination, in accordance with Section 3(a) hereof, shall immediately vest and become Vested RSUs as of the date of the termination of the Recipient’s Continuous Service. (iii) Discretionary Acceleration. The Committee shall be authorized, in its sole discretion, based upon its review and evaluation of the performance of the Recipient and of the Company and its Related Entities, to accelerate the vesting of any RSUs under this Agreement, at such times and upon such terms and conditions as the Committee shall deem advisable, and which determination shall be made on an individual by individual basis and need not be uniform among all Recipients under the Plan.

(c) Change in Control. For purposes of this Agreement, a “Change in Control” shall mean the occurrence of any of the following: (i) entities affiliated with Elliott Management Corporation have Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of less than twenty percent (20%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the Beneficial Ownership of twenty percent (20%) or more hereinafter being referred to as a “Controlling Interest”); (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any one or more Subsidiaries whose combined revenues for the prior fiscal year represented more than fifty percent (50%) of the consolidated revenues of the Company and its Subsidiaries for the prior fiscal year (the “Major Subsidiaries”), or (B) a sale or other disposition of all or substantially all of the assets of the Company or the Major Subsidiaries, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each of the events referred to in clauses (A) and (B) sometimes hereinafter being referred to a “Business Combination”), unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities (excluding any outstanding voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Combination as a result of their ownership, prior to such consummation, of voting securities of any company or other entity involved in or forming part of such Business Combination other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or 2

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company. 4. Terms and Conditions. This Restricted Stock Unit Award is subject to the following terms and conditions: (a) Forfeiture of Unvested RSUs. If the Recipient’s Continuous Service is terminated for any reason, any and all RSUs awarded hereunder that are not Vested RSUs, and that do not become Vested RSUs pursuant to Section 3 hereof as a result of such termination, shall be forfeited immediately upon such termination of Continuous Service and revert back to the Company without any payment to the holder thereof. The Committee shall have the power and authority to enforce on behalf of the Company any rights of the Company under this Agreement in the event of the forfeiture of RSUs pursuant to this Section 4(a). (b) Delivery of Vested RSUs. The Company shall deliver to the Recipient one Share for each Vested RSU within thirty (30) days following the date on which the portion of the RSUs to which the distribution relates becomes vested (but in no event later than March 15 of the calendar year following the calendar year in which the RSUs to which the distribution relates become vested). (c) Transferability. The RSUs awarded hereunder are not transferable otherwise than by will or under the applicable laws of descent and distribution, and the terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Recipient. Any attempt to effect a Transfer of any RSUs shall be void ab initio. For purposes of this Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment. (d) Hypothetical Nature of RSUs. The Recipient shall not have any rights, benefits or entitlements with respect to the Shares corresponding to the RSUs unless and until those Shares are delivered to the Recipient (and thus shall have no voting rights, or rights to receive any dividend declared, before those Shares are so delivered). On or after delivery, the Recipient shall have, with respect to the Shares delivered, all of the rights of a holder of Shares granted pursuant to the certificate of incorporation and other governing instruments of the Company, or as otherwise available at law. (e) Tax Withholding. (i) The Recipient shall pay to the Company, or make arrangements satisfactory to the Committee for payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the grant of RSUs (including without limitation the vesting thereof) or other distributions made by the Company to the Recipient with respect to the RSUs as and when the Company determines those amounts to be due, and the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Recipient any federal, state or local taxes of any kind required by law to be withheld with respect to the RSUs or other distributions made by the Company to the Recipient with respect to any RSUs. (ii) The Recipient may elect, by notice to the Committee, to satisfy his or her minimum withholding tax obligation with respect to the granting or vesting of the RSUs by the Company’s withholding a portion of the Shares otherwise deliverable to the Recipient, such Shares being valued at their Fair Market Value as of the date on which the taxable event that gives rise to the withholding requirement occurs, or by the Recipient’s delivery to the Company of a portion of the Shares previously delivered by the Company, such Shares being valued at their Fair Market Value as of the date of delivery of such Shares by the Recipient to the Company. 3

(iii) Tax consequences to the Recipient (including, without limitation federal, state, local and foreign income tax consequences) with respect to the RSUs (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Recipient. The Recipient shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters and the Recipient’s filing, withholding and payment (or tax liability) obligations. 5. Amendment, Modification and Assignment. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Recipient and the Committee. No waiver by either party of any breach by the other party hereto of any condition or provision of this Agreement shall be deemed a waiver of any other conditions or provisions of this Agreement. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Unless otherwise consented to by the Committee, this Agreement shall not be assigned by the Recipient in whole or in part. The rights and obligations created hereunder shall be binding on the Recipient and his or her heirs and legal representatives and on the successors and assigns of the Company. 6. Change in Capital Structure. (a) Subject to any required action by the stockholders of the Company, the number of RSUs covered by this Award shall be proportionately adjusted and the terms of the restrictions on such RSUs shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to the holders of Common Stock of rights to purchase Common Stock at substantially below fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off, spin-out, split- up, split-off or other distribution of assets to stockholders. (b) The Award of RSUs pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets. 7. Miscellaneous. (a) No Right to Continuous Service. The grant of RSUs shall not be construed as giving the Recipient the right to Continuous Service with the Company and its Related Entities. (b) No Limit on Other Compensation Arrangements. Nothing contained in this Agreement shall preclude the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. (c) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify this Agreement or this Award under any applicable law, such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Agreement and the grant hereunder, such provision shall be stricken as to such jurisdiction and the remainder of this Agreement and the Award shall remain in full force and effect). 4

(d) No Trust or Fund Created. Neither this Agreement nor the grant made pursuant to this Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and the Recipient or any other Person. To the extent that the Recipient or any other Person acquires a right to receive payments from the Company pursuant to this Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company. (e) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Delaware (without reference to conflict of laws rules or principles thereof). (f) Interpretation. The Recipient accepts the RSUs subject to all the terms and provisions of this Agreement and the terms and conditions of the Plan. The Recipient hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under this Agreement. The Recipient hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and conditions hereof and thereof. (g) Headings. Headings are given to the Paragraphs and Subparagraphs of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof. (h) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The facsimile or email transmission of a signed signature page, by any party to the other(s), shall constitute valid execution and acceptance of this Agreement by the signing/transmitting party. 8. Complete Agreement. Except as otherwise provided for herein, this Agreement and those agreements and documents expressly referred to herein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. 9. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Secretary at 1431 Opus Place, Suite 530, Downers Grove IL 60515, or if the Company should move its principal office, to such principal office, and, in the case of the Recipient, to the Recipient’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section 9. 10. Section 409A. (a) General. It is the intention of both the Company and the Recipient that the benefits and rights to which the Recipient could be entitled pursuant to this Agreement are exempt from the requirements of Section 409A of the Code (“Section 409A”), and the provisions of this Agreement shall be construed in a manner consistent with that intention. If the Recipient or the Company believes, at any time, that any such benefit or right is not exempt from Section 409A, it shall promptly advise the other and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with, or are exempt from, the requirements of Section 409A (with the most limited possible economic effect on the Recipient and on the Company). (b) No Representations as to Section 409A Compliance. Notwithstanding the foregoing, the Company does not make any representation to the Recipient that the Award of RSUs pursuant 5 to this Agreement or the Shares associated with such RSUs are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Recipient or any Beneficiary for any tax, additional tax, interest or penalties that the Recipient or any Beneficiary may incur in the event that any provision of this Agreement, or any amendment or modification thereof or any other action taken with respect thereto is deemed to violate any of the requirements of Section 409A. (c) No Acceleration of Payments. Neither the Company nor the Recipient, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A. (d) Treatment of Each Installment as a Separate Payment. For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Recipient is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments. [The remainder of this page has been intentionally left blank] 6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above. ROADRUNNER TRANSPORTATION SYSTEMS, INC. By: Name: Title: AGREED AND ACCEPTED: RECIPIENT: __________________________________ _______________ 7